CERTIFICATION PURSUANT TO RULE 30A-2(B) UNDER THE 1940 ACT AND
                     SECTION 906 OF THE SARBANES-OXLEY ACT

I, Philip K. Polkinghorn, President of The Phoenix Edge Series Fund (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 9, 2006               /s/ Philip K. Polkinghorn
     ------------------------        --------------------------------------
                                     Philip K. Polkinghorn, President
                                     (principal executive officer)


I, Nancy G. Curtiss, Vice President, Treasurer and Principal Accounting Officer of The Phoenix Edge Series Fund (the "Registrant"), certify that:

      1. The Form N-CSR of the Registrant containing the financial statements (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    March 9, 2006               /s/ Nancy G. Curtiss
     ------------------------        --------------------------------------
                                     Nancy G. Curtiss, Vice President, Treasurer
                                     and Principal
                                     Accounting Officer
                                     (principal financial officer)